Exhibit (c)(iv)

PRELIMINARY DRAFT Privileged and Confidential Project Neon Updated Preliminary Views on Valuation February 8, 2024

PRELIMINARY DRAFT Privileged and Confidential1 Introduction 32 Neon Management Forecast 63 Preliminary Indications of Value 13 Table of Appendices Contents A Appendix: Preliminary Indications of Value Support 21 B Appendix: Capital Markets Update 282

PRELIMINARY DRAFT Privileged and ConfidentialIntroduction

PRELIMINARY DRAFT Privileged and ConfidentialTD Securities’ Mandate? TD Securities understands that Neon (the “Company”) is considering a potential privatization transaction (a “Transaction”) whereby certain Neon insiders may roll-over all or a portion of their equity interest in Neon (“Roll-over Shareholders”)? In connection with a potential Transaction, the Company formed a Special Committee and TD Securities was retained by the Special Committee as financial advisor and independent valuator (the “Valuator”) to prepare and deliver:– A formal valuation (the “Valuation”) of all outstanding common shares of Neon (the “Shares”) in accordance with the requirements of Multilateral Instrument 61-101 (“MI 61-101”) of the Autorité des marchés financiers and certain other provincial securities regulators; and– If requested, an opinion as to the fairness, from a financial point of view, of the consideration to be received by shareholders of Neon (the “Shareholders”) other than Roll-over Shareholders, in connection with a potential Transaction (the “Fairness Opinion”)? This presentation provides preliminary indications of value of the Shares– The preliminary report has been prepared on the basis of securities markets, economic and general business and financials conditions prevailing on the date hereof– The preliminary analysis herein should be considered indicative and subject to change based on TD Securities’ ongoing work– We are awaiting guidance from Neon management with respect to the tax deductibility of forecasted amortizationThis preliminary report is summary in nature and nothing in this report should be considered an opinion or valuation. The preparation of a Valuation and Fairness Opinion is a complex process and is not necessarily amenable to partial analysis or summary description. TD Securities believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create an incomplete view of the process underlying any Valuation and Fairness Opinion.4

PRELIMINARY DRAFT Privileged and ConfidentialSummary of Proposals & Implied MetricsIn US$M, unless otherwise noted Aqua / Cobalt Proposal Tango ProposalCurrent 5-Feb-24 5-Feb-24Share Price (US$) $24.72 $33.60 $33.00% Change From Previous Offer (10-Jan-24) 8% 2%(x) F.D. Shares Outstanding 150 150 150Market Capitalization $3,704 $5,057 $4,965(+) Net Debt1 $1,158 $1,158 $1,158 (+) Minority Interest $16 $16 $16Enterprise Value $4,878 $6,230 $6,139Implied Premiums MetricCurrent Share Price (5-Feb-24) $24.72 - 36% 33% Offer Submission (2-Feb-24)2 $24.04 3% 40% 37% Analyst Target Price3 $30.40 (19%) 11% 9%10-Day VWAP4 $24.51 1% 37% 35%20-Day VWAP4 $24.07 3% 40% 37%52-Week High $43.81 (44%) (23%) (25%)52-Week Low $13.32 86% 152% 148%Canadian IPO Price (17-Sep-20) $26.00 (5%) 29% 27% All-Time High (17-Sep-21) $137.40 (82%) (76%) (76%)Implied Multiples5 MetricCY2023E PF Revenue $1,224 4.0x 5.1x 5.0x CY2024E Revenue $1,343 3.6x 4.6x 4.6xCY2023E Adj. EBITDA $434 11.2x 14.3x 14.1x CY2023E PF Adj. EBITDA6 $449 10.9x 13.9x 13.7x CY2024E Adj. EBITDA $480 10.2x 13.0x 12.8xAcquisition Precedents Benchmarking Average MedianNorth American Large Cap Tech Premiums (Premium to Unaffected)7 38% 32% Merchant Acquirers / Payment Processors (EV / LTM EBITDA) 17.2x 18.0xSources: Bloomberg, Company Filings, S&P Capital IQ. 6. Pro forma for a full-year contribution from Paya including synergies based on Neon Management Forecast. Adjustments Note: Market data as of February 5, 2024. Balance sheet as of September 30, 2023, pro forma for refinancing of debt. includes: (1) $10M based on pro forma 2023 revenue adjustment of ~$40M achieving 26% EBITDA margin; and (2) $5M 51. Net debt includes $1,275M of debt, $14M of lease liabilities, and $131M of cash & cash equivalents. adjustment for expected Paya run-rate synergies, calculated as expected run-rate synergies less 2023 realized synergies.2. As of the trading day prior to February 5 2024 bid deadline. 7. All-cash consideration transactions with North American technology public targets where there is a change of control and a 3. Consensus of 15 analysts target estimates. transaction value greater than $1 billion since 2014.4. Calculated based on all exchanges and marketplaces in the U.S. and Canada.5. Based on Neon Management Forecast. Revenue and EBITDA metrics exclude Till’s contribution.

PRELIMINARY DRAFT Privileged and ConfidentialNeon Management Forecast

PRELIMINARY DRAFT Privileged and ConfidentialNeon Management Forecast Overview? Neon management developed a 5-year financial forecast (the “Neon Management Forecast”) which involved updating their previously prepared 2024 budget and extending it through the end of 2028? The Neon Management Forecast was approved by Neon for TD Securities’ use and reliance in connection with the Valuation and Fairness Opinion? Key forecast assumptions are summarized below:? 2024E is based on management’s current budget, reflecting the acquisition of TillGeneral ? Growth assumptions are by channel (global commerce, B2B, government & ISV and SMB)? Costs were determined on a consolidated basis (margin by channel is not actively tracked)? Global Commerce: expected 2023-28 CAGR of 19%1? B2B, Government & ISV: expected 2023-28 CAGR of 24%1 Revenue ? SMB: expected 2023-28 CAGR of -3%1? Consolidated: expected 2023-28 CAGR of 16%1– Public guidance of 15-20%? Processing costs expected to increase gradually as a % of revenue, impacted by a customer mix shifting towards enterprise customers (from 18% in 2023 to Cost of 22% of revenue by 2028) Revenue ? Other COGS are estimated at 0.5% of revenue, in-line with historical levels? Gross margin decreases from 81.2% in 20231 to 77.3% in 2028E? Commissions are mainly related to the B2B and SMB businesses and are expected to slightly increase as a % of channel revenue? Employee compensation is based on headcount and salary projections, with elevated near-term hiring to support growth plan SG&A ? Other OpEx includes IT spend, professional fees, and travel expenses? Adjusted EBITDA margin increases from 36.6% in 20231 to 43.8% in 2028E– Public long-term target of 50% EBITDA marginAcquisitions ? Includes contribution of Paya, Till, and expected synergies? Share-based payments elevated in the near-term due to expense recognition on historical grants; thereafter, normalizes to a level in-line with peers? Capex intensity of 6% of revenue per annumOther – Public guidance of 4-6% of revenue? Working capital consistent with historical ratios? Corporate tax rate of 25%Source: Neon Management Forecast. 1. 2023 figure is adjusted for Q4’23 flash results guiding to $318M of Q4’23 reported revenue and $117M of EBITDA. 7

PRELIMINARY DRAFT Privileged and ConfidentialNeon Management Forecast SummaryReported Revenue & YoY Growth Adjusted EBITDA2 & Margin’19A – ‘23E CAGR: 48.2% ‘23E – ‘28E CAGR: 15.7% ‘19A – ‘23E CAGR: 49.4% ‘23E – ‘28E CAGR: 19.9% 92.6% 43.3% 43.8% 41.7% 41.2% 43.8% 36.6% 36.7% 38.9% 53.1% 40.7% 35.5% 34.3% 16.4% 16.6% 15.1% 15.7% 15.5% 15.6% 61.0% 16.0% 12.0% 10.5% 1 1$711 1 1 $622 $1,819 $514 $1,078 $1,6121 1 $877 1 $433 $717 1 $1,383 $584 $1,189 $2,461 $434 $474 $2,128 $317 $351 $1,843 $163 $1,384 $1,593 $87 $1,187 $376 $725 $843 2019A 2020A 2021A 2022A 2023E 2024E 2025E 2026E 2027E 2028E $246 2019A 2020A 2021A 2022A 2023E 2024E 2025E 2026E 2027E 2028E Adj. EBITDA Street Consensus Range Margin Reported Revenue Street Consensus Range Share-Based Compensation (Excluded from Adjusted EBITDA)YoY Growth Organic YoY Growth $1 $10 $55 $139 $137 $117 $95 $97 $106 $116Capex & Capex Intensity Simple FCF45.7% 6.0% 6.0% 6.0% 6.0% 6.0% ‘19A – ‘23E CAGR: 49.0% ‘23E – ‘28E CAGR: 19.7% 4.7% 4.7% 4.2% 91.4% 3.7% 88.1% 89.1% 87.1% 86.2% 84.6% 85.4% 86.3% 82.5% 83.6% $80 1 11 $80 $148 $70 $128 $930 1 $96 $111 $55 $607 $749 $83 $56 $378 $391 $489 $48 $77 $303 $27 $290 $18 $145 $10 2019A 2020A 2021A 2022A 2023E 2024E 2025E 2026E 2027E 2028E 2019A 2020A 2021A 2022A 2023E 2024E 2025E 2026E 2027E 2028E Capex Street Consensus Range Intensity 3 5 FCF FCF ConversionSources: Company Filings, Neon Management Forecast. 2023 results have been adjusted for Q4’23 flash, which increased forecasted revenue by ~$7M and EBITDA by ~$6M.Note: All figures in US$ millions. Neon fiscal year ends in December. 81. Denotes street consensus average.2. Adjusted EBITDA excludes Share-Based Compensation.3. Calculated as Capex divided by Revenue.4. Calculated as EBITDA less Capex.5. Calculated as EBITDA less Capex divided by EBITDA.

PRELIMINARY DRAFT Privileged and ConfidentialPublic Comparables Benchmarking | RevenueCY2023E Revenue (US$M)1High Growth Peers Low Growth Peers$8,774 $8,653$4,967 Total: $1,252 $3,613 $1,732 $1,600 $691 $641 $1,054 $248 $313 $291 $379Nuvei Neon (Management) 1 Neon 1 Neon 1 2 DLocal Shift4 Payments Global Payments Nexi W Repay HoldingsGlobal B2B, Gov’t SMB Commerce & ISVCY2024E Revenue Growth37% Total: 10.5%23% 24% 13% 18%12% 10%8% 7% 9% 7% 4% (2%)Nuvei Neon (Management) 1 Neon 1 Neon 1 DLocal Shift4 Payments Global Payments Nexi W Repay HoldingsGlobal B2B, Gov’t SMB Commerce & ISVCY2025E Revenue GrowthTotal: 15.1%24% 29% 21% 20%18% 15%8% 8% 8% 9% 8% 6% (3%)Nuvei (Management) Block Adyen DLocal Shift4 Payments Global Payments Nexi Worldline Paysafe Repay Holdings i3 VerticalsNeon 1 Neon 1 Neon 1Global B2B, Gov’t SMB Commerce & ISVSources: Capital IQ and research reports.Note: All figures are in US$ unless otherwise noted. 91. Based on Neon Management Forecast.2. Net revenue adjusted for costs associated with Transactional and Bitcoin revenue.

PRELIMINARY DRAFT Privileged and ConfidentialPublic Comparables Benchmarking | EBITDACY2023E EBITDA Margin1High Growth Peers Low Growth Peers51% 52%44% 45% 43% 36% 33%29% 27% 24% 19%Nuvei (Management) Block Adyen DLocal Shift4 Payments Global Payments Nexi Worldline Paysafe Repay HoldingsNeon 1CY2024E EBITDA Margin48% 51% 54%46% 44% 34% 33%30% 29% 25% 25%Nuvei (Management) Block Adyen DLocal Shift4 Payments Global Payments Nexi Worldline Paysafe Repay HoldingsNeon 1CY2025E EBITDA Margin55%49% 50% 50% 44% 37% 33% 30%29% 29% 26%Nuvei (Management) Block Adyen DLocal Shift4 Payments Global Payments Nexi Worldline Paysafe Repay HoldingsNeon 1Sources: Capital IQ and research reports.Note: All figures are in US$ unless otherwise noted. 101. Based on Neon Management Forecast.

PRELIMINARY DRAFT Privileged and ConfidentialPublic Comparables Benchmarking | OtherCY2023E CapEx as % of Revenue and FCF Conversion %1High Growth Peers Low Growth Peers87% 87% 87% 91% 87% 85% 72% 67% 90% 63% 83%15% 16%5% 6% 6% 7% 8% 5%2% 3% 1%Neon 2CY2024E CapEx as % of Revenue and FCF Conversion %182% 79% 88% 93% 86% 87% 77% 67% 91% 70% 84%12% 13%6% 5% 6% 7% 7% 8% 5%2% 1%Neon 2CY2023E Stock-Based Compensation as % of Revenue and as % of EBITDA31% 77% n.a. n.a. 14% 5% n.a. 25% 7% 18% 28%12% 15%6% 6% 8% 8%3 3 3% 3 2% n.a. n.a. n.a.Neon 2CY2024E Stock-Based Compensation as % of Revenue and as % of EBITDA25% 56% n.a. n.a. 11% 4% n.a. 24% 6% 20% 26%14%8% 6% 9% 7%3 3 5% 2% 3 2% n.a. n.a. n.a.Neon 2Sources: Capital IQ and research reports.1. Includes capitalized R&D, where applicable. FCF conversion % defined as (EBITDA – CapEx) / EBITDA. 112. Based on Neon Management Forecast.3. Stock-based compensation estimates not available based on research reports.

PRELIMINARY DRAFT Privileged and ConfidentialComparison to Street ConsensusNeon Management Forecast vs. Street Consensus(In US$ millions) Fiscal Year Ending December 31st 2023E 2024E 2025E 2026E1 RevenueNeon Mgmt. Forecast $1,187 $1,384 $1,593 $1,843 Street Estimates $1,189 $1,383 $1,612 $1,819 Variance—% (0.1%) 0.0% (1.2%) 1.3%Gross ProfitNeon Mgmt. Forecast $964 $1,108 $1,260 $1,447 Street Estimates $961 $1,114 $1,293 $1,375 Variance—% 0.4% (0.5%) (2.6%) 5.2%Implied Gross Profit MarginNeon Mgmt. Forecast 81.2% 80.1% 79.1% 78.5% Street Estimates 80.8% 80.5% 80.2% 75.6% Variance—% 0.4% (0.4%) (1.2%) 2.9%Includes (~$5M) negative Adj. EBITDA contribution from Till2Neon Mgmt. Forecast $434 $474 $584 $717 Street Estimates $433 $514 $622 $711Variance—% 0.4% (7.7%) (6.0%) 0.9% Includes approx. negative 140 bps impact on implied adj. Implied Adj. EBITDA Margin EBITDA margin from Till2Neon Mgmt. Forecast 36.6% 34.3% 36.7% 38.9% Street Estimates 36.4% 37.1% 38.6% 39.1% Variance—% 0.2% (2.9%) (1.9%) (0.2%)CapexNeon Mgmt. Forecast ($56) ($83) ($96) ($111) Street Estimates ($55) ($70) ($80) ($80) Variance—% 1.3% 19.0% 19.5% 39.1%Sources: Neon Management Forecast, Research Analyst Reports. 2023 results have been adjusted for Q4’23 flash, which increased forecasted revenue by ~$7M and EBITDA by ~$6M.Note: Brokers include Canaccord, Scotiabank, Barclays, CIBC, Wolfe Research, JP Morgan, National Bank, Seaport, BMO, Wells Fargo, RBC, Bank of America, Raymond James, UBS, Citi, and William Blair. Neon fiscal year ends in December. 121. Only 4 estimates are available in 2026E for revenue and Adj. EBITDA, 3 estimates are available for gross profit and 2 estimates are available for Capex.2. Till’s 2024E EBITDA contribution of ($7.8M) and expected synergies of $2.5M.

PRELIMINARY DRAFT Privileged and ConfidentialPreliminary Indications of Value

PRELIMINARY DRAFT Privileged and ConfidentialDefinition of Fair Market Value? Under MI 61-101, Fair Market Value is defined asThe monetary consideration that, in an open and unrestricted market, a prudent and informed buyer would pay to a prudent and informed seller, each acting at arm’s length with the other and under no compulsion to act? No downward adjustment to Fair Market Value is permitted to reflect– Liquidity of the securities– Effect of the transaction– The fact that the securities do not form part of a controlling interest? The valuator must consider any distinctive material benefit that might accrue to the acquiror as a consequence of the transaction including– Synergies– Tax benefits– Other? The valuator must also consider any prior valuations and any bona fide offers made for the Shares in the past 24 monthsMI 61-101 requires the valuator to determine the en bloc value that an acquiror of 100% of Neon would be expected to pay in an open auction14

PRELIMINARY DRAFT Privileged and ConfidentialApproach to Value? Based on 5-year Neon Management Forecast with unlevered free cash flows valued as of September 30, 2023? Includes 50% sharing of ~$9M in assumed public company cost savings? Unlevered free cash flows discounted based on selected WACC range of 14.5% – 15.5% Discounted Cash Flow ? Terminal value based on:(“DCF”) Analysis– 10.0x – 12.0x EV / EBITDA multiple applied to 2028E EBITDA? Based on disclosure from precedent transactions, includes 50% of indicative synergies of $80M1 that may be achieved by a strategic Methodologies acquiror, net of 1x cost to achieve synergies – Assumed to be inclusive of public company cost savings? Based on select North American merchant acquirer and payment processor companiesPrimary Precedent Transaction – Multiple range of 13.0x – 20.0x applied to Pro Forma Adjusted 2023E EBITDA2, with no contribution from Till Analysis – Multiple range of 12.0x – 18.0x applied to Adjusted 2024E EBITDA, excluding ($5M)3 contribution from Till? Includes $30M incremental value to account for Till at cost? Based on 5-year Neon Management Forecast with levered free cash flows valued as of September 30, 2023? Includes 100% of $9M in assumed public company cost savings? Selected target IRR range of 20.0% – 25.0%? Terminal value based on:Illustrative LBO Analysis – 10.0x – 12.0x EV / EBITDA multiple applied to 2028E EBITDA? Assumes opening leverage of 5.5x Debt / Pro Forma Adj. 2023E EBITDA2, consisting of the below, with no recapitalizations in the forecast:– 2.75x term loan with interest rate of SOFR + 400bps Indications – 1.75x senior secured bonds with interest rate of 8.00%– 1.0x second lien term loan with interest rate of SOFR + 700bpsSecondary Premiums Analysis ? Based on observed premiums from recent North American Technology all-cash transactionsComparable Trading ? Observed EV / EBITDA trading multiples of comparable publicly-traded merchant acquirer and payment processor companies Analysis – Multiple range of 8.0x – 11.0x applied to Adjusted 2024E EBITDAAnalyst Target Prices ? Range of target prices of 15 available brokers52-Week Trading Range ? Reflects observed 52-week trading range for Neon’s shares1. Assumes 10% of Neon’s cost base. Pro Forma 2023E Cost Base calculated as Pro Forma Adjusted 2023E Revenue of $1,252M ($1,244M forecast plus ~$7M of incremental revenue from Q4 flash results) less Pro Forma Adjusted 2023E EBITDA of $449M ($444M forecast plus ~$6M of incremental EBITDA from Q4 flash results). 152. Pro forma for a full-year contribution from Paya including synergies based on Neon Management Forecast. Adjustments includes: (1) $10M based on pro forma 2023 revenue adjustment of ~$40M achieving 26% EBITDA margin; and (2) $5M adjustment for expected Paya run-rate synergies, calculated as expected run-rate synergies less 2023 realized synergies.3. Till’s 2024E EBITDA contribution of ($7.8M) and expected synergies of $2.5M.

PRELIMINARY DRAFT Privileged and ConfidentialPreliminary Indications of ValueValue Basis Equity Value per Share Implied MetricsIn US$ unless otherwise stated Per Share Enterprise EV / PF Adj. Prem. / Disc. $10.00 $25.00 $40.00 $55.00 Midpoint1 Value (US$bn)2 23E EBITDA3 to Current DCF Analysis WACC: 14.5%—15.5%PubCo Exit Multiple: 10.0x—12.0x $32.76 $41.45 $37.10 $6.1—$7.5 13.7x—16.6x 33%—68% s e Synergies Implied GRIP: 9.1%—9.2% o gi DCF Analysis WACC: 14.5%—15.5% ol Acquiror Exit Multiple: 10.0x—12.0x $38.69 $6.4—$7.7 14.1x—17.2x 38%—75% od Implied GRIP: 9.0%—9.1% $34.2 $43.18 Synergies th Me Multiple: 13.0x—20.0x ry PF Adj. 2023E EBITDA: $449M $31.04 $51.62 $41.33 $5.9—$9.0 13.1x—20.1x 26%—109% a m Precedent Includes $30M for Till Acquisition i Transactions Pr Analysis4 Multiple: 12.0x—18.0xAdj. 2024E EBITDA (excl. Till): $480M $30.49 $49.33 $39.91 $5.8—$8.7 12.9x—19.3x 23%—100%Includes $30M for Till AcquisitionLBO Analysis Required IRR: 20.0%—25.0%PubCo Exit Multiple: 10.0x—12.0x $26.65 52 $31.59 $5.2—$6.7 11.6x—14.9x 8%—48% Synergies Leverage: 5.5x PF Adj. 2023E EBITDAPremium to Premium: 25%—50%$30.90 .08 $33.99 $5.8—$6.8 13.0x—15.1x 25%—50% s Current Current Share Price: $24.72/sh o n a tiPremium to Premium: 25%—50% c $30.09 1 $33.10 $5.7—$6.6 12.7x—14.8x 22%—46% di VWAP 20-Day VWAP: $24.07/shI nComparable Multiple: 8.0x—11.0x dary Companies $17.32 $26.7 $22.05 $3.8—$5.2 8.4x—11.6x (30%)—8%Adj. 2024E EBITDA: $474M con AnalysisSeAnalyst Target Based on 15 estimates$20.00 $40.00 $30.00 $4.2—$7.2 9.3x—16.1x (19%)—62%Prices Consensus of $30.40/sh52-Week Between Feb 5, 2023 and$13.32 $43.81 $28.57 $3.2—$7.8 7.1x—17.4x (46%)—77%Trading Feb 5, 2024$24.72 $33.00 $33.60 $32.50—$41.50Current Share Price Tango Bid Aqua / Cobalt Bid Selected RangeNote: Market data as of February 5, 2024. Balance sheet as of September 30, 2023, pro forma for refinancing of debt and Till acquisition purchase price of $30M in cash. 2023 results have been adjusted for Q4’23 flash, which increased forecasted revenue by ~$7M and EBITDA by ~$6M. Assumes illustrative 50% tax deductibility of amortization, subject to input from management. 161. Based on arithmetic average between high and low implied share prices.2. Enterprise Value presented on a fully-consolidated basis, including minority interests.3. Pro forma for a full-year contribution from Paya including synergies based on Neon Management Forecast. Adjustments includes: (1) $10M based on pro forma 2023 revenue adjustment of ~$40M achieving 26% EBITDA margin; and (2) $5M adjustment for expected Paya run-rate synergies, calculated as expected run-rate synergies less 2023 realized synergies.4. Includes $30M incremental value to account for Till acquisition at cost. Accordingly, Adjusted EBITDA excludes Till contribution (Nil in 2023E and negative $5M in 2024E).

PRELIMINARY DRAFT Privileged and ConfidentialDCF Sensitivity Analysis – For Reference Only? The below analysis represents the impact to the mid-point per share value of the DCF Analysis under various sensitivities to key forecast driversSensitivity Key Metrics Base DCF Midpoint Per Share IncrementFigures in US$DCF Midpoint per Share – Incl. 50% of Indicative Strategic Acquiror Synergies $38.69 ($34.21—$43.18)Revenue Change in absolute % of annual revenue 15.7% ($1.25) $1.27 +/- 0.5% Growth growth starting 2024E and onwards (‘23E – ‘28E CAGR)EBITDA Change in absolute % of EBITDA margin 39.0% ($1.16) $1.16 +/- 1.0% Margin starting 2024E and onwards (‘24E – ‘28E Avg)Change in run-rate amount of indicative Operational 10.0% ($0.46) $0.46 Synergies strategic acquiror synergies (as a % of Pro +/- 2.5% Forma 2023E Cost Base1) (PF 2023E Cost Base1)Change in capital intensity (capex as a % of 6.0% ($0.41) $0.41 Capex -/+ 1.0% revenue) starting 2024E and onwards (‘24E – ‘28E Avg)Terminal Change in in terminal EBITDA multiple 11.0x0x – 0x Range) +/- 0.5x ($1.76) $1.76 Multiple applied to 2028E EBITDA (10. 12.ValueChange in Weighted Average Cost of 15.0% ($1.91) $2.01 WACC -/+ 1.0% Capital (14.5% – 15.5% Range)1. Pro Forma 2023E Cost Base calculated as Pro Forma Adjusted 2023E Revenue of $1,252M ($1,244M forecast plus ~$7M of incremental revenue from Q4 flash results) less Pro Forma Adjusted 2023E EBITDA of $449M ($444M forecast plus ~$6M of incremental EBITDA from Q4 flash results). 17

PRELIMINARY DRAFT Privileged and ConfidentialPrecedent TransactionsMerchant Acquirers / Payment ProcessorsEnterprise NTM / LTM EBITDA SBC / Capex / LTM EV / Revenue EV / EBITDA Cost Synergies as % of LTM1 Ann. Date Acquiror Target Value Rev. Growth Margin LTM EBITDA LTM Revenue LTM NTM LTM NTM Revenue CostsJul 6, 2023 2 GTCR Worldpay $17,500 4% 38% n.a. n.a. 3.7x 3.6x 9.8x 9.1x n.a. n.a. Network International Jun 9, 2023 Brookfield $2,837 16% 41% n.a. 13% 6.5x 5.6x 15.9x 13.5x n.a. n.a.HoldingsJan 9, 2023 Nuvei Paya Holdings $1,379 10% 26% 10% 2% 5.0x 4.5x 19.3x 17.0x 8% 10%Sixth Street / BGH Oct 28, 2022 Pushpay $933 9% 28% n.a. 0% 4.4x 4.0x 15.7x 16.6x n.a. n.a. CapitalAug 1, 2022 Global Payments Evo Payments $3,967 13% 36% 15% 6% 7.4x 6.6x 20.5x 17.3x 23% 37%First American Apr 22, 2021 Deluxe $960 n.a. 20% n.a. n.a. 3.3x n.a. 16.4x n.a. n.a. n.a. Payments Systems3Nov 15, 2020 Nexi S.p.A Nets A/S $8,936 n.a. 36% n.a. 11% 7.2x n.a. 19.9x n.a. 12% 19%Oct 5, 2020 Nexi S.p.A SIA $6,2944 n.a. 38% n.a. 12% 7.3x n.a. 19.2x n.a. 16% 25%Feb 3, 2020 Wordline SA Ingenico $10,000 24% 21% n.a. 5% 3.1x 2.5x 14.9x 13.6x 8% 10%May 28, 2019 Global Payments Total System Services $25,083 7% 36% 4% 7% 6.5x 6.1x 18.0x 16.7x n.a. n.a. May 22, 2019 Nuvei SafeCharge $776 23% 27% 4% 7% 5.6x 4.5x 20.8x 17.7x 14% 19% Mar 18, 2019 FIS Worldpay $43,417 8% 48% 7% 8% 11.1x 10.2x 22.9x 20.3x 10% 20% Jan 16, 2019 Fiserv First Data $42,287 6% 38% 8% 7% 4.9x 4.7x 13.0x 12.3x 11% 17%Sep 25, 2017 Hellman & Friedman Nets $6,608 5% 36% n.a. 9% 5.5x 5.2x 15.2x 14.1x n.a. n.a.CVC / Blackstone Jul 21, 2017 Paysafe Group $4,135 12% 31% 4% 5% 3.9x 3.5x 12.7x 11.6x n.a. n.a. GroupJul 4, 2017 Vantiv Worldpay $12,000 11% 42% n.a. 15% 7.8x 7.0x 18.6x 16.8x 17% 29%May 29, 2017 First Data CardConnect $750 18% 23% 16% 1% 4.6x 3.9x 19.8x 15.4x n.a. n.a.Average 12% 33% 8% 7% 5.8x 5.1x 17.2x 15.1x 13% 21%Median 11% 36% 7% 7% 5.5x 4.6x 18.0x 16.0x 12% 19%Sources: Company Disclosures, Press Releases, Research Reports, S&P Capital IQ.Note: All figures are in US$ millions unless otherwise noted. FX rates as of the announcement date is used where applicable. 181. Synergies are based on the estimated run-rate amount as per the public filings.2. GTCR / Worldpay: Implied EV excludes contingent consideration of $1B, LTM EBITDA is based on FY2023E and includes estimated dis-synergies and previously unallocated corporate and other costs. 3. Does not include €250M earn-out payable in shares in 2022 based on FY2021 EBITDA. Multiple is based on FY2020E Adj. EBITDA4. Based on FY2020E Adj. EBITDA

PRELIMINARY DRAFT Privileged and ConfidentialM&A Transaction Premiums? The average takeover premium paid since 2014 on large cap North American technology all-cash consideration M&A transactions is in the range of 25% – 50%– Based on premiums to the unaffected share price and 10 and 20-day volume weighted average pre-announcement price of the target– Includes transactions with North American technology public targets where there is a change of control and an overall deal value greater than US$1 billionNorth American Large Cap Technology All-Cash Consideration Takeover Premiums (By Technology Sub-Sector1)Median Median Average 25th Percentile 75th Percentile Deal VWAP VWAP VWAP VWAP Value Technology Sub-Sector1 # of Deals (US$M) Unaffected 10-Day 20-Day Unaffected 10-Day 20-Day Unaffected 10-Day 20-Day Unaffected 10-Day 20-DaySoftware 73 $4,089 31% 31% 31% 38% 38% 38% 23% 24% 25% 53% 51% 50%IT Services 16 $3,466 36% 33% 33% 38% 40% 39% 20% 24% 25% 47% 46% 45%Electronic Equipment, 15 $1,771 49% 47% 43% 51% 53% 54% 29% 31% 34% 70% 70% 70% Instruments & ComponentsHealth Care Technology 12 $4,380 32% 31% 33% 29% 29% 30% 19% 24% 23% 36% 36% 37%Semiconductors & 12 $5,107 43% 43% 46% 42% 44% 46% 28% 30% 32% 55% 55% 53% Semiconductor EquipmentCommunications Equipment 10 $2,527 34% 37% 38% 32% 30% 31% 21% 15% 17% 44% 44% 44%Technology Hardware, Storage & 5 $1,543 26% 31% 31% 25% 29% 30% 21% 29% 26% 30% 32% 33% PeripheralsInteractive Media & Services 4 $16,880 34% 35% 38% 36% 35% 37% 29% 29% 30% 41% 41% 45%Diversified Telecommunication 2 $2,060 76% 80% 85% 76% 80% 85% 64% 66% 69% 89% 94% 100% ServicesOverall 149 $3,320 32% 33% 34% 38% 39% 39% 23% 24% 26% 51% 51% 51%Sources: Refinitiv, Bloomberg, Capital IQ, Company Filings. 1. Based on Capital IQ Industry classification. 19

PRELIMINARY DRAFT Privileged and ConfidentialComparable Companies AnalysisMarket Data Operational Metrics Valuation MetricsMarket Enterprise Revenue Growth %1 EBITDA Margin % FCF Conversion % 2 Net Debt / EV / Revenue EV / EBITDA Figures in US$M Cap. Value CY23E CY24E CY25E CY23E CY24E CY23E CY24E LTM EBITDA CY23E CY24E CY23E CY24EHigh Growth Peers 3Block 4 $40,570 $38,745 21.7% 11.6% 14.8% 19.2% 24.9% 87.3% 79.5% nmf 4.4x 4.0x 22.9x 15.9x Adyen $40,101 $33,519 21.4% 23.0% 24.4% 43.9% 45.5% 87.2% 87.8% nmf 19.4x 15.7x 44.1x 34.6xDLocal $4,883 $4,385 53.1% 36.6% 29.1% 32.6% 32.7% 91.4% 93.1% nmf 6.8x 5.0x 20.9x 15.3xShift4 Payments $4,508 $5,646 29.3% 24.1% 18.0% 44.8% 48.1% 87.3% 86.1% 2.5x 5.4x 4.3x 11.9x 9.0xAverage 31.4% 23.8% 21.6% 35.2% 37.8% 88.3% 86.6% 2.5x 9.0x 7.3x 25.0x 18.7xMedian 25.5% 23.6% 21.2% 38.3% 39.1% 87.3% 87.0% 2.5x 6.1x 4.7x 21.9x 15.6xLow Growth PeersGlobal Payments $35,807 $51,938 6.9% 7.7% 7.9% 50.6% 51.4% 85.5% 87.3% n.a. 6.0x 5.6x 11.9x 10.8x Nexi $10,023 $16,632 2.3% 7.1% 7.7% 52.2% 53.7% 72.1% 77.0% 3.6x 4.6x 4.3x 8.8x 8.0x Worldline $3,716 $6,971 6.1% 4.1% 5.7% 24.1% 24.9% 66.8% 67.4% 1.6x 1.4x 1.3x 5.8x 5.4x Paysafe $899 $3,187 7.0% 6.6% 7.9% 28.7% 29.5% 89.9% 90.7% 5.1x 2.0x 1.9x 6.9x 6.3x Repay Holdings $774 $1,112 4.4% 9.6% 8.6% 43.4% 44.2% 62.8% 70.1% 2.4x 3.8x 3.5x 8.8x 7.9x i3 Verticals $446 $920 14.7% 9.0% 8.0% 27.5% 28.7% 82.6% 84.4% 3.8x 2.4x 2.2x 8.8x 7.8xAverage 6.9% 7.4% 7.6% 37.7% 38.7% 76.6% 79.5% 3.3x 3.4x 3.1x 8.5x 7.7xMedian 6.5% 7.4% 7.9% 36.0% 36.9% 77.4% 80.7% 3.6x 3.1x 2.9x 8.8x 7.8xTotal Average 16.7% 14.0% 13.2% 36.7% 38.4% 81.3% 82.3% 3.2x 5.6x 4.8x 15.1x 12.1xTotal Median 10.8% 9.3% 8.3% 38.0% 38.4% 86.4% 85.3% 3.1x 4.5x 4.1x 10.4x 8.5xNeon (Management) $3,704 $4,907 12.0% 10.5% 15.1% 35.9% 34.3% 87.5% 82.5% 2.7x 3.9x 3.5x 11.3x 10.3xNeon (Street) $3,704 $4,907 12.0% 10.5% 16.5% 36.4% 37.1% 87.2% 86.4% 2.7x 3.9x 3.5x 11.3x 9.5xSources: Capital IQ, Research Reports.Note: Priced as of February 5, 2024. All figures are in US$ unless otherwise noted. Capitalization of leases on an as-reported basis. 201. Pro-forma adjustments made to be on an organic basis where applicable.2. Defined as (EBITDA – CapEx) / EBITDA.3. High growth peers defined as companies with over 20% CY2023E revenue growth per street estimates.4. Using net revenue adjusted for costs associated with Transactional and Bitcoin revenue.

PRELIMINARY DRAFT Privileged and ConfidentialAppendix: Preliminary Indications of Value Support

PRELIMINARY DRAFT Privileged and ConfidentialWACC AnalysisLow Leverage High Leverage Low – High Low – High Capital Structure% Debt 10.0% 30.0%% Equity 90.0% 70.0% Corporate Tax Rate 25.0% 25.0%Unlevered Beta 1.40 – 1.60 1.40 – 1.60 Levered Beta 1.52 – 1.73 1.85 – 2.11Cost of Equity—KeYield on 10 Year US Bond 4.2% 4.2% Market Risk Premium1 7.2% 7.2% Size Premium2 0.6% 0.6%Cost of Equity—Ke 15.6% – 17.2% 18.0% – 19.9%Cost of Debt—KdYield on 10 Year US Bond 4.2% 4.2% Selected Spread over Bonds 3.3% 4.3%Pre-Tax Cost of Debt—Kd 7.5% 8.5%WACC 14.6% – 16.0% 14.5% – 15.9% Selected Range 14.5% 15.5%Sources: Bloomberg, Company Filings, S&P Capital IQ.Note: Market data as of February 5, 2024. 221. 2022 Kroll U.S. market risk premium.2. 2022 Kroll mid-cap size premium.

PRELIMINARY DRAFT Privileged and ConfidentialComparable Companies Beta AnalysisIn US$M, unless otherwise specifiedMarket Enterprise Levered Beta 1 Net Debt / Capitalization Unlevered Beta R Squared Avg. Daily Volume (000s) Comparables Cap Value 1 Yr 2 Yr 5 Yr 1 Yr Avg 2 Yr Avg 5 Yr Avg 1 Yr 2 Yr 5 Yr 1 Yr 2 Yr 5 Yr 1 Yr 2 Yr 5 YrHigh Growth Peers 2Block $40,570 $38,745 2.36 2.20 1.91 (1.9%) (0.5%) (0.4%) 2.40 2.21 1.92 0.52 0.57 0.52 12,225 14,285 11,816 Adyen $40,101 $33,519 nmf 1.84 1.23 (23.0%) (19.3%) (11.8%) nmf 2.09 1.34 nmf 0.40 0.28 99 96 93 Dlocal $4,883 $4,385 0.90 1.65 n/a (14.3%) (11.1%) n/a 0.99 1.78 n/a 0.02 0.20 n/a 1,600 1,847 n/a Shift4 Payments $4,508 $5,646 1.97 1.55 n/a 20.9% 22.1% n/a 1.63 1.26 n/a 0.41 0.32 n/a 1,264 1,175 n/aAverage $22,515 $20,574 1.74 1.81 1.57 (4.6%) (2.2%) (6.1%) 1.67 1.84 1.63 0.32 0.37 0.40 3,797 4,351 5,955 Median $22,492 $19,583 1.97 1.75 1.57 (8.1%) (5.8%) (6.1%) 1.63 1.94 1.63 0.41 0.36 0.40 1,432 1,511 5,955Low Growth PeersGlobal Payments $35,807 $51,938 1.18 1.21 1.22 34.5% 30.6% 21.2% 0.83 0.90 1.01 0.30 0.43 0.49 2,012 2,012 1,963 Nexi $10,023 $16,632 1.01 1.08 n/a 45.1% 42.5% n/a 0.63 0.71 n/a 0.17 0.32 n/a 3,952 3,503 n/a Worldline $3,716 $6,971 1.28 1.24 1.03 20.0% 20.1% 14.0% 1.08 1.04 0.92 0.11 0.21 0.24 1,103 921 761 Paysafe $899 $3,187 1.34 1.68 n/a 74.9% 69.1% n/a 0.40 0.61 n/a 0.15 0.34 n/a 470 481 n/a Repay Holdings $774 $1,112 1.47 1.44 n/a 32.2% 31.1% n/a 1.07 1.06 n/a 0.25 0.26 n/a 702 737 n/a i3 Verticals $446 $920 1.39 1.04 1.30 39.5% 36.9% 28.1% 0.92 0.71 1.00 0.39 0.25 0.34 146 150 165Average $8,611 $13,460 1.28 1.28 1.19 41.0% 38.4% 21.1% 0.82 0.84 0.98 0.23 0.30 0.36 1,397 1,301 963 Median $2,307 $5,079 1.31 1.22 1.22 37.0% 34.0% 21.2% 0.87 0.80 1.00 0.21 0.29 0.34 903 829 761Total Average $14,173 $16,305 1.43 1.49 1.34 22.8% 22.2% 10.2% 1.11 1.24 1.24 0.26 0.33 0.37 2,357 2,521 2,960 Total Median $4,695 $6,308 1.34 1.49 1.23 26.5% 26.4% 14.0% 0.99 1.05 1.01 0.25 0.32 0.34 1,184 1,048 761Neon3 $3,704 $4,907 1.65 1.64 n/a 24.1% 9.5% n/a 1.33 1.52 n/a 0.13 0.26 n/a 1,183 1,055 n/aSelected Range 10% to 30% 1.40 to 1.60Sources: Bloomberg, Company Filings, S&P Capital IQ.Note: Market data as of February 5, 2024. 231. Levered beta based on adjusted weekly beta per Bloomberg for the 1-year, 2-year and 5-year period as of February 5, 2024.2. High growth peers defined as companies with over 20% CY2023E revenue growth per street estimates.3. Average daily volume includes trading volume from all exchanges and marketplaces in the U.S. and Canada.

PRELIMINARY DRAFT Privileged and ConfidentialDiscounted Cash Flow Analysis5-Year Neon Management Forecast, Incl. 50% PubCo SynergiesFigures in US$M, share data in US$Unlevered Free Cash Flow Summary Implied Value Build1Year Ended December 31 Terminal Value Range Q4’23 2024E 2025E 2026E 2027E 2028E Year Low - HighTerminal EBITDA Multiple 10.0x—12.0x Revenue $318 $1,384 $1,593 $1,843 $2,128 $2,461 $2,461 WACC 15.5%—14.5%Implied GRIP 9.1% - 9.2%Adjusted EBITDA $117 $474 $584 $717 $877 $1,078 $1,078(-) Capex ($16) ($83) ($96) ($111) ($128) ($148) ($98) Present Value of FCF $1,046—$1,073 (-) Commission Buyouts — ($25) ($30) ($35) ($40)—Present Value of Terminal Value $5,051—$6,345 (-) Share Based Comp. ($31) ($117) ($95) ($97) ($106) ($116) ($116) Present Value of Net Synergies $35—$41 (-) Change in NWC ($2) ($18) ($33) ($39) ($45) ($49) ($33) Enterprise Value $6,132 - $7,458 (-) Unlevered Cash Taxes2 ($20) ($95) ($117) ($143) ($174) ($219) ($245) Net Debt ($1,188)—($1,188)Unlevered FCF $48 $162 $220 $298 $390 $506 $585Minority Interest and Other ($16)—($16) Synergies (50% Sharing) Equity Value $4,928 - $6,255Synergies $1 $5 $5 $5 $5 $5 $5F.D. Shares Outstanding 150—151 Cost to Achieve (0.00x) — — — - Equity Value per Share $32.76 - $41.45Synergy Related Taxes ($0) ($1) ($1) ($1) ($1) ($1) ($1)Total Unlevered FCF $49 $165 $223 $302 $393 $509 $589Implied EV / EBITDA MetricPF Adjusted 2023E3 $449 13.7x—16.6xRevenue Growth % 17% 15% 16% 15% 16%Adjusted 2024E $474 12.9x—15.7xEBITDA Margin % 34% 37% 39% 41% 44% Capex Intensity (% of Revenue) 6% 6% 6% 6% 6%Sensitivity AnalysisImplied Equity Value per Share Implied Equity Value per Share WACC WACC14.0% 14.5% 15.0% 15.5% 16.0% 14.0% 14.5% 15.0% 15.5% 16.0% 9.0x $31.83 $31.01 $30.21 $29.44 $28.68 9.0x 7.0% 7.5% 8.0% 8.4% 8.9% al l a ip le 10.0x $35.39 $34.49 $33.61 $32.76 $31.93 ip le 10.0x 7.7% 8.2% 8.6% 9.1% 9.6%11.0x $38.95 $37.97 $37.01 $36.08 $35.18 11.0x 8.3% 8.7% 9.2% 9.7% 10.1% Termin EBITDA Mult 12.0x $42.51 $41.45 $40.41 $39.41 $38.42 Termin EBITDA Mult 12.0x 8.7% 9.2% 9.7% 10.1% 10.6%13.0x $46.07 $44.92 $43.81 $42.73 $41.67 13.0x 9.1% 9.6% 10.1% 10.5% 11.0%Note: 2023 results have been adjusted for Q4’23 flash, which increased forecasted revenue by ~$7M and EBITDA by ~$6M. Assumes illustrative 50% tax deductibility of amortization, subject to input from management.1. Balance sheet as of September 30, 2023, pro forma for refinancing of debt and Till acquisition purchase price of $30M in cash. 242. Assumes share based compensation is non-tax deductible.3. Pro forma for a full-year contribution from Paya including synergies based on Neon Management Forecast. Adjustments includes: (1) $10M based on pro forma 2023 revenue adjustment of ~$40M achieving 26% EBITDA margin; and (2) $5M adjustment for expected Paya run-rate synergies, calculated as expected run-rate synergies less 2023 realized synergies.

PRELIMINARY DRAFT Privileged and ConfidentialDiscounted Cash Flow Analysis5-Year Neon Management Forecast, Incl. 50% Indicative Acquiror SynergiesFigures in US$M, share data in US$Unlevered Free Cash Flow Summary Implied Value Build1Year Ended December 31 Terminal Value Range Q4’23 2024E 2025E 2026E 2027E 2028E Year Low - HighTerminal EBITDA Multiple 10.0x—12.0x Revenue $318 $1,384 $1,593 $1,843 $2,128 $2,461 $2,461 WACC 15.5%—14.5%Implied GRIP 9.0% - 9.1%Adjusted EBITDA $117 $474 $584 $717 $877 $1,078 $1,078(-) Capex ($16) ($83) ($96) ($111) ($128) ($148) ($98) Present Value of FCF $1,046—$1,073 (-) Commission Buyouts — ($25) ($30) ($35) ($40)—Present Value of Terminal Value $5,051—$6,345 (-) Share Based Comp. ($31) ($117) ($95) ($97) ($106) ($116) ($116) Present Value of Net Synergies $256—$306 (-) Change in NWC ($2) ($18) ($33) ($39) ($45) ($49) ($33) Enterprise Value $6,353 - $7,724 (-) Unlevered Cash Taxes2 ($20) ($95) ($117) ($143) ($174) ($219) ($245) Net Debt ($1,188)—($1,188)Unlevered FCF $48 $162 $220 $298 $390 $506 $585Minority Interest and Other ($16)—($16) Synergies (50% Sharing) Equity Value $5,149 - $6,520Synergies $5 $20 $40 $40 $40 $40 $40F.D. Shares Outstanding 151—151 Cost to Achieve (1.00x) ($5) ($20) ($15) — — Equity Value per Share $34.21 - $43.18Synergy Related Taxes — ($6) ($10) ($10) ($10) ($10)Total Unlevered FCF $48 $162 $238 $328 $420 $536 $616Implied EV / EBITDA MetricPF Adjusted 2023E3 $449 14.1x—17.2xRevenue Growth % 17% 15% 16% 15% 16%Adjusted 2024E $474 13.4x—16.3xEBITDA Margin % 34% 37% 39% 41% 44% Capex Intensity (% of Revenue) 6% 6% 6% 6% 6%Sensitivity AnalysisImplied Equity Value per Share Implied Equity Value per Share WACC WACC14.0% 14.5% 15.0% 15.5% 16.0% 14.0% 14.5% 15.0% 15.5% 16.0% 9.0x $33.26 $32.41 $31.58 $30.77 $29.99 9.0x 7.0% 7.4% 7.9% 8.4% 8.8% al l a ip le 10.0x $36.93 $36.00 $35.09 $34.21 $33.34 ip le 10.0x 7.6% 8.1% 8.6% 9.0% 9.5%11.0x $40.61 $39.59 $38.60 $37.64 $36.70 11.0x 8.2% 8.7% 9.1% 9.6% 10.1% Termin EBITDA Mult 12.0x $44.28 $43.18 $42.11 $41.07 $40.05 Termin EBITDA Mult 12.0x 8.7% 9.1% 9.6% 10.1% 10.6%13.0x $47.96 $46.77 $45.62 $44.50 $43.41 13.0x 9.1% 9.5% 10.0% 10.5% 11.0%Note: 2023 results have been adjusted for Q4’23 flash, which increased forecasted revenue by ~$7M and EBITDA by ~$6M. Assumes illustrative 50% tax deductibility of amortization, subject to input from management.1. Balance sheet as of September 30, 2023, pro forma for refinancing of debt and Till acquisition purchase price of $30M in cash. 252. Assumes share based compensation is non-tax deductible.3. Pro forma for a full-year contribution from Paya including synergies based on Neon Management Forecast. Adjustments includes: (1) $10M based on pro forma 2023 revenue adjustment of ~$40M achieving 26% EBITDA margin; and (2) $5M adjustment for expected Paya run-rate synergies, calculated as expected run-rate synergies less 2023 realized synergies.

PRELIMINARY DRAFT Privileged and ConfidentialLBO Analysis5-Year Neon Management Forecast, Incl. 100% PubCo SynergiesFigures in US$M, share data in US$Free Cash Flow Summary @ High Value Implied Value Build1Year Ended December 31 Value Range@ Close Q4’23 2024E 2025E 2026E 2027E 2028E Low—HighRequired Return 25.0%—20.0%Adjusted EBITDA $117 $474 $584 $717 $877 $1,078Opening Leverage 5.5x—5.5x (-) Capex ($16) ($83) ($96) ($111) ($128) ($148) Exit Multiple 10.0x—12.0x (-) Commission Buyouts — ($25) ($30) ($35) ($40) (-) Share Based Comp. ($31) ($117) ($95) ($97) ($106) ($116) NPV of Cash Flow to Equity $276—$320 (-) Change in NWC ($2) ($18) ($33) ($39) ($45) ($49) NPV of Terminal Equity Value $2,662—$4,126 (-) Unlevered Cash Taxes2 ($20) ($95) ($117) ($143) ($174) ($219) Sponsor Equity $2,939 - $4,446 Unlevered FCF $48 $162 $220 $298 $390 $506 Net Debt at Close $2,384—$2,384 Synergies $2 $9 $9 $9 $9 $9 Minority Interest $16—$16 Cost to Achieve — — — Transaction Costs ($140)—($140) Synergy Related Taxes ($1) ($2) ($2) ($2) ($2) ($2) Enterprise Value $5,199 - $6,707 Total Unlevered FCF $50 $169 $227 $305 $397 $513 Existing Net Debt ($1,188)—($1,188) Minority Interest and Other ($16)—($16) (-) Net Interest Expense ($56) ($225) ($204) ($196) ($192) ($187) Equity Value $3,996 - $5,503 (+) Interest Tax Shield $14 $56 $51 $49 $48 $47 F.D. Shares Outstanding 150—151 (+) Debt Repayments ($4) ($3) ($21) ($42) ($66) ($95) Equity Value per Share $26.65 - $36.52 Levered FCF $4 ($3) $53 $116 $187 $277 Total Debt / EBITDA 5.5x 5.5x 5.1x 4.1x 3.3x 2.7x 2.1x Implied EV / EBITDA MetricPF Adjusted 2023E3 $449 11.6x—14.9x Adjusted 2024E $474 11.0x—14.1xSources and Uses @ High Value Sensitivity AnalysisUses Sources Implied Equity Value per SharePurchase Equity $5,503 Assumed Cash $101 Target IRRExisting Debt $1,275 Assumed Leases $14 17.5% 20.0% 22.5% 25.0% 27.5% Existing Leases $14 New Debt $2,471 9.0x $30.79 $28.41 $26.31 $24.44 $22.79 a lTransaction Costs4 $140 Required Equity $4,446 DA le ip 10.0x $33.81 $31.11 $28.74 $26.65 $24.78Remaining Cash Balance $100 min 11.0x $36.83 $33.82 $31.17 $28.83 $26.77 r ultTotal Uses $7,032 Total Sources $7,032 Te EBIT M 12.0x $39.86 $36.52 $33.60 $31.02 $28.7413.0x $42.88 $39.23 $36.03 $33.20 $30.70Note: 2023 results have been adjusted for Q4’23 flash, which increased forecasted revenue by ~$7M and EBITDA by ~$6M. Assumes illustrative 50% tax deductibility of amortization, subject to input from management.1. Balance sheet as of September 30, 2023, pro forma for refinancing of debt and Till acquisition purchase price of $30M in cash. 262. Assumes share based compensation is non-tax deductible.3. Pro forma for a full-year contribution from Paya including synergies based on Neon Management Forecast. Adjustments includes: (1) $10M based on pro forma 2023 revenue adjustment of ~$40M achieving 26% EBITDA margin; and (2) $5M adjustment for expected Paya run-rate synergies, calculated as expected run-rate synergies less 2023 realized synergies.4. Illustrative transaction costs and debt financing fees.

PRELIMINARY DRAFT Privileged and ConfidentialNeon Management Forecast SummaryActual / Budget Forecast CAGR US$M FY22A FY23B1 FY24E FY25E FY26E FY27E FY28E ‘23B—‘28E Forecast SummaryGlobal Commerce $604 $691 $783 $943 $1,137 $1,370 $1,644 18.9% B2B, Government & ISV $4 $190 $292 $350 $420 $485 $557 24.0% SMB $235 $306 $308 $299 $286 $273 $261 (3.2%)Revenue $843 $1,187 $1,384 $1,593 $1,843 $2,128 $2,461 15.7% Growth % 16.4% 40.7% 16.6% 15.1% 15.7% 15.5% 15.6%(+) Paya Revenue (Jan-Feb ‘23) n/a $37 — — -(+) Till Revenue (Jan-Dec ‘23) n/a $28 — — -Pro Forma Revenue n/a $1,252 $1,384 $1,593 $1,843 $2,128 $2,461 14.5% Pro Forma Growth % n/a n/a 10.5% 15.1% 15.7% 15.5% 15.6%Processing Costs and COGS ($171) ($223) ($275) ($333) ($396) ($471) ($558) Commissions ($113) ($222) ($279) ($299) ($333) ($363) ($386) Employee Compensation ($155) ($204) ($235) ($253) ($269) ($286) ($304) Other OpEx ($52) ($104) ($120) ($123) ($127) ($131) ($136)Adjusted EBITDA $351 $434 $474 $584 $717 $877 $1,078 19.9% Adj. EBITDA Margin % 42% 37% 34% 37% 39% 41% 44%(+) Paya EBITDA (Jan-Feb ‘23)2 n/a $10 — — -(+) Paya Cost Synergies (Adj. to Run Rate) 3 n/a $5 — — -Pro Forma Adj. EBITDA n/a $449 $474 $584 $717 $877 $1,078 19.1% PF Adj. EBITDA Margin % n/a 36% 34% 37% 39% 41% 44%Other Cash Flow ItemsCapex $48 $56 $83 $96 $111 $128 $148% Revenue 5.7% 4.7% 6.0% 6.0% 6.0% 6.0% 6.0%Simple FCF 4 $303 $378 $391 $489 $607 $749 $930% Adjusted EBITDA 86% 87% 82% 84% 85% 85% 86%Share Based Comp. $139 $137 $117 $95 $97 $106 $116% Revenue 16.5% 11.5% 8.5% 5.9% 5.2% 5.0% 4.7%Commission Buyouts n/a n/a—$25 $30 $35 $40 Change in NWC ($11) ($5) ($18) ($33) ($39) ($45) ($49)1. Neon Management Forecast has been adjusted to include Q4’23 flash results, which included: ~$7M of incremental revenue and ~$6M of incremental EBITDA. 2. $10M adjustment assumes management’s pro forma 2023 revenue adjustment of ~$40M achieves a 26% Adjusted EBITDA margin. 273. $5M adjustment for expected Paya run-rate synergies, calculated as expected run-rate synergies less 2023 realized synergies.4. Calculated as Adjusted EBITDA less Capex.

PRELIMINARY DRAFT Privileged and ConfidentialAppendix: Capital Markets Update

PRELIMINARY DRAFT Privileged and ConfidentialShare Price PerformanceNeon Share Price Performance Since IPO1$140 (7-Sep-21): Current Price: $24.72 25.0 Announced the 52-Week High: $43.81 acquisition of 52-Week Low: $13.32Paymentez for (6-May-21): (6-Oct-21): U.S. IPO priced Avg. Daily Vol: 678K ~US$25M Announced the at US$123: Neon shares $120 begin trading on NASDAQ acquisition of Simplex for ~US$291M4 20.0(16-Apr-21): Announced the (8-Dec-21): Publication $100 acquisition of Mazooma of short seller report for ~US$55M3 from Spruce Point Capital targeting Neon 15.0$80 (1-Dec-20): (18-Apr-23): Publication $ ) of a second short seller Announced the (US acquisition of report from Spruce Point Base Commerce (9-Jan-23): Announced Capital targeting Neon 2 the acquisition of Paya for ~US$93M Volume Price $60 for ~US$1.4B5 (in Share 10.0 M) $40 5.0$20 (17-Sep-20): IPO on the TSX at US$26 per share– –Sep-20 Mar-21 Sep-21 Mar-22 Sep-22 Mar-23 Sep-23Volume 6 Price Avg. Target Price Key Developments Earnings ReleaseSources: Capital IQ, Press Releases. 4. Final total cash consideration of ~US$291M, including ~US$41M related to working capital and closing adjustments.Note: Market data as of February 5, 2024. 5. Final total consideration paid of ~US$1.4B, including ~US$10M in replacement share-based awards considered part of the 291. IPO date of September 17, 2020. Prior to US listing on NASDAQ, TSX data presented converted at the daily FX rate consideration transferred.(USD/CAD). 6. Daily volume is based on all exchanges and marketplaces in the U.S. and Canada.2. Final total consideration of ~US$90M paid in cash and a contingent consideration of ~US$3M.3. Final total consideration of ~US$55M, ~US$43M paid in cash and ~US$11M paid through the issuance of subordinate voting shares. Purchase price also includes a contingent consideration of up to ~US$317M.

PRELIMINARY DRAFT Privileged and ConfidentialHistorical TradingRelative Share Price Performance | Since Neon IPO1500% Change in Share PriceSince IPO L3Y L2Y LTMNASDAQ Composite 43.0% 12.6% 11.3% 31.2%400%High Growth Peers (7.5%) (38.1%) (17.3%) (8.3%) Low Growth Peers (57.4%) (56.4%) (44.5%) (26.3%) 300% Neon 3 (2.3%) (54.7%) (56.0%) (29.6%)200%100%43.0%– (2.3%)(7.5%) (100%) (57.4%)Sep-20 Mar-21 Sep-21 Mar-22 Sep-22 Mar-23 Sep-23EV / NTM EBITDA | Since Neon IPO1,260.0x Average MultiplesSince IPO L3Y L2Y LTM50.0x High Growth Peers 4 nmf nmf 26.3x 20.2x Low Growth Peers 12.6x 11.8x 9.4x 8.2x40.0x Neon 3 21.1x 19.2x 11.0x 9.4x30.0x20.0x18.7x10.0x 9.5x 7.7x–Sep-20 Mar-21 Sep-21 Mar-22 Sep-22 Mar-23 Sep-23Source: Capital IQ.Note: Market data as of February 5, 2024. 301. IPO date of September 17, 2020. 2. EV / NTM EBITDA multiples per Capital IQ and not adjusted for acquisitions.3. Based on TSX trading to capture trading prior to U.S. IPO in October 2021.4. EV / NTM EBITDA multiples for High Growth peers are not meaningful prior to December 2021.

PRELIMINARY DRAFT Privileged and ConfidentialAnalyst ViewsOverview of Target Prices (in USD)1 Analyst Recommendations$40 $35 Hold$34 $34 $33 $32 Avg. Target Price: 2$30 $30 $30 $29 $29 $29 $30.40 $27 $24 $20 Current Price: $24.72 Avg. Target Price: $30.40Buy 14Key Themes Analyst Perspectives“Neon delivered a relatively clean 3Q with revenue a touch above consensus and an adjusted EBITDA beat. The cleaner results following a noisy 2Q23 (where both the full-year and the medium-term outlook were lowered) and a disappointing 1Q23. We believe the stock’s recovery is likely toQ3 Results Recovery be a multi-quarter process, but we do view 3Q as a good first step.” – Citi (Nov. 9, 2023)Proved Encouraging“Given the sharply cut guide and lowered mid-term outlook last quarter alongside concerns around the e-com landscape and Europe, a return to solid execution was no doubt a sigh of relief.” – Raymond James (Nov. 8, 2023)”Management has reduced its medium-term targets twice in ‘23 and now sees 15%—20% medium-term revenue growth (from >30% as recently as 3Q22), which has hurt investor perception of management’s credibility, in our view, but sets an achievable bar, and offers Management’s Medium- incremental investors an attractive entry point.” – J.P. Morgan (Nov. 9, 2023)Term Revenue Growth Guidance “Following the sharp reset to the FY23 guide and lowered mid-term outlook last quarter, we were encouraged by results that at least met or exceeded the guide across all key metrics. More importantly, management noted that it expects to return to the mid-term growth outlook (15-20%) exiting 2024, which we suspect was better than feared.” – Raymond James (Nov. 8, 2023)“Management suggested Paya is tracking ahead of expectations and Neon has previously cited a US$100 million revenue synergy opportunity as it relates to B2B payments and integrated payments.” – William Blair (Nov. 8, 2023)Integration of Paya”We remain bullish on Paya accretion given material cost synergies and do expect to see revenue synergies over time.” – Canaccord (Nov. 8, 2023)Sources: Bloomberg, Research Reports.Note: Market data as of February 5, 2024. 311. William Blair does not publish a target price.

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